UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
December 11, 2015
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rayonier Advanced Materials Inc.

		Page
Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
	Signature	2

Explanatory Note
This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Rayonier Advanced Materials Inc. (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2015 (the "Original Report"), solely to supplement Item 5.02 of the Original Report to include additional disclosure regarding board committee membership.  This Amendment does not otherwise amend, update or change any other disclosure contained in the Original Report.

Item 5.02(d).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously reported on the Original Report, Charles E. Adair was elected to the Board of Directors of the Company effective October 16, 2015. On December 11, 2015, Mr. Adair was appointed to each of the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors of the Company.

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

December 15, 2015

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